Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent events
Subsequent events

34. Subsequent events

Sale of San Antonio Gold Project

On January 27, 2026, the Company completed the sale of its 100% interest in the San Antonio Gold Project located in Sonora State, Mexico, to Axo through the sale of all issued and outstanding equity interests of Sapuchi. Osisko Development received 15,325,841 common shares of Axo. Osisko Development is also entitled to certain contingent deferred payments in connection with the sale, as well as an anti-dilution provision whereby a qualifying financing under the agreement triggers the issuance of Axo shares in favor to the Company. The Company currently holds 17,689,357 shares of Axo.

Bought Deal

On February 3, 2026, the Company completed the prospectus offering of common shares of the Company. Pursuant to the Offering, the Company issued an aggregate of 40,607,650 Common Shares at a price of US$3.54 per Common Share for aggregate gross proceeds of US$143.8 million (C$196.2 million), including the exercise in full by the Underwriters of their over-allotment option.

Exercise of Appian warrants

On March 9, 2026, the Company received approximately C$24.9 million from the exercise of 5,625,031 common share purchase warrants of the Company. The Warrants were originally issued to Appian Capital Advisory Ltd. with an exercise price of C$4.43 per common share on July 21, 2025, in connection with the 2025 financing facility.